PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

Property and equipment, net consist of the following:

	As of December 31,
	2019	2020
Cost:
Buildings	247	247
Leasehold improvements	8,414	9,542
Furniture, fixtures and equipment	1,270	2,008
Motor vehicles	1	1
	9,932	11,798
Less: Accumulated depreciation	(4,918)	(5,764)
	5,014	6,034
Construction in progress	840	648
Property and equipment, net	5,854	6,682